ALTSHARES TRUST

AltShares Merger Arbitrage ETF (the “Fund”)

Supplement dated May 31, 2024 to the Prospectus of the Fund dated September 28, 2023 (the “Prospectus”), the Statement of Additional Information of the Fund dated September 28, 2023 (the “SAI”), and the Summary Prospectus of the Fund, dated September 28, 2023 (together with the Prospectus, the “Prospectuses”)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND THE SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI

Effective May 31, 2024, Water Island Capital, LLC (the “Adviser”) has eliminated the voluntary fee waiver arrangement for the Fund.

The first paragraph under the “Performance” section on page 6 of the Prospectuses for the Fund is hereby replaced with the following:

Performance

The following bar chart and performance table provide some indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the past one year and since inception periods compared to the returns of the ICE BofA U.S. 3-Month Treasury Bill Index and Water Island Merger Arbitrage USD Hedged Index. The performance table reflects the performance of the Fund’s shares before and after taxes. The performance shown reflects fee waivers which had a positive effect on performance. Without such fee waivers, performance would have been lower. The voluntary fee waiver arrangement was discontinued on May 31, 2024. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.altsharesetfs.com/arb.

The fourth paragraph under the “FUND MANAGEMENT” section on page 24 of the Prospectus for the Fund is hereby replaced with the following:

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses of the Merger Arbitrage ETF in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time. Effective September 30, 2022, the Adviser voluntarily agreed to reduce the advisory fee for the Merger Arbitrage ETF to 0.55% of the Fund's average daily net assets when the Fund's assets are under $100 million, and to reduce the advisory fee to 0.65% of the Fund's average daily net assets when the Fund's assets are $100 million or more but less than $200 million. This voluntary fee waiver arrangement was eliminated by the Adviser on May 31, 2024.

The fourth paragraph under the “INVESTMENT MANAGEMENT AND OTHER SERVICES” section on page 37 of the SAI for the Fund is hereby replaced with the following:

Effective September 30, 2022, the Adviser voluntarily agreed to reduce the advisory fee for the Merger Arbitrage ETF to 0.55% of the Fund’s average daily net assets when the Fund’s assets are under $100 million, and to reduce the advisory fee to 0.65% of the Fund’s average daily net assets when the Fund’s assets are $100 million or more but less than $200 million. This voluntary fee waiver arrangement was eliminated by the Adviser on May 31, 2024.

Please retain this supplement for future reference.